UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 4, 2009
Ormat Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32347	No. 88-0326081
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

6225 Neil Road, Reno, Nevada	89511-1136
(Address of Principal Executive Offices)	(Zip Code)
(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Item 9.01. Financial Statements and Exhibits.	3

Signatures	4

Exhibit Index	5

Exhibit 10.8.3 Amendment to Employment Agreement of Yoram Bronicki, dated November 4, 2009, by and between Ormat Technologies, Inc. and Yoram Bronicki.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment of Yoram Bronicki’s Employment Agreement
On November 4, 2009, Ormat Technologies, Inc. (the “Company”) entered into an amendment to the employment agreement (the “Agreement”) between the Company and Yoram Bronicki, President and Chief Operating Officer of the Company. Pursuant to the amendment, Mr. Bronicki’s annual bonus will be equal to 0.75% of the Company’s annual consolidated profits (after tax) above $2,000,000. In calculating the Company’s annual consolidated profits (after tax), capital gains or losses from dilution of investments in subsidiaries are disregarded. In no event, however, may the bonus exceed six times Mr. Bronicki’s annual base salary. The amendment will be effective beginning with the annual bonus payable in respect of the Company’s fiscal year 2009. In addition, the amendment also provides that Israeli law will govern the terms of the Agreement and any amendments thereto. The other material terms of the Agreement remain unchanged. A description of these terms is contained under the heading “Executive Compensation — Our Group I Executives — Yoram Bronicki” in the Company’s Proxy Statement for its 2009 Annual Meeting of Stockholders, which is incorporated by reference herein.
The foregoing description of the amendment to the Agreement is qualified in its entirety by reference to the amendment attached hereto as Exhibit 10.8.3 and incorporated by reference herein.
Nadav Amir to Serve as Executive Vice President of Operations
On November 4, 2009, the Company appointed Nadav Amir, who has served as Executive Vice President of Engineering of the Company since July 1, 2004, to the newly-created position of Executive Vice President of Operations, effective immediately. Mr. Amir will report to Yoram Bronicki, President and Chief Operating Officer of the Company, and will be responsible for the general direction of the global operations of the Company’s business. Mr. Amir’s current compensation and benefits package has not been changed. His former responsibilities as head of the engineering group will be assumed by another Company officer.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.8.3	Amendment to Employment Agreement of Yoram Bronicki, dated November 4, 2009, by and between Ormat Technologies, Inc. and Yoram Bronicki.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.
By:	/s/ Yehudit Bronicki
	Name:	Yehudit Bronicki
	Title:	Chief Executive Officer

Date: November 9, 2009

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.8.3	Amendment to Employment Agreement of Yoram Bronicki, dated November 4, 2009, by and between Ormat Technologies, Inc. and Yoram Bronicki.

5